SUB-ITEM 77Q1(e)

A copy of the Investment Advisory Agreement between Registrant and Caravan Capital Management, LLC is incorporated by reference, as filed in Exhibit (d)(20) to the Registrant's Registration Statement on Form N-1A, Post-Effective Amendment No. 78 via Edgar on April 24, 2017 (accession number 0001435109-17-000233).